EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

     In connection with the Quarterly Report on Form 10-Q of Horizon Technology Finance Corporation and Subsidiaries (the “Company”) for the quarterly period ended September 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert D. Pomeroy, Jr., as Chief Executive Officer and Chairman of the Board, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of Sarbanes-Oxley Act of 2002, that to our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

/s/ Robert D. Pomeroy, Jr.
Name:	Robert D. Pomeroy, Jr.
Title:	Chief Executive Officer and Chairman of the Board

Date: November 4, 2014